                          [MOUNTAIN LANDSCAPE GRAPHIC]
                                   NAVELLIER
                         Variable Insurance Series Fund
                  -------------------------------------------

                               SEMIANNUAL REPORT
                                 June 30, 2001

                                                SEMIANNUAL REPORT, JUNE 30, 2001
                                  NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                                                   One East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------
                                                                  August 6, 2001

Dear Shareholder:

      Over the past fifteen months, we have undoubtedly experienced one of the most difficult equity markets in the history of the stock market. As an aggressive growth manager, Navellier has recently witnessed its two worst back-to-back quarters in the history of the firm (fourth quarter 2000, followed by the first quarter of 2001). We would like to take a moment of your time to focus on what actually caused this period of negative performance, as well as when we can expect account values to rebound.

WHAT HAPPENED

      The first performance pullback during the second quarter of 2000 was no surprise. Most professional money managers and economists expected a correction of some sort given the magnitude of prior gains in the market. What unfolded next was that the Navellier Variable Insurance Series Fund experienced positive gains in the third quarter of 2000, while most major market benchmarks were negative. This was not surprising since Navellier employs a quantitative stock picking process that is designed to identify "high alpha" stocks, or stocks that behave differently

                                                    GROWTH PORTFOLIO              RUSSELL 2000             RUSSELL 2000 GROWTH
                                                    ----------------              ------------             -------------------
2/27/98                                                 10000.00                    10000.00                    10000.00
                                                        10500.00                    10412.00                    10420.00
4/24/98                                                 10520.00                    10469.00                    10484.00
                                                        10140.00                     9905.00                     9721.00
6/24/98                                                 10440.00                     9926.00                     9821.00
                                                         9990.00                     9122.00                     9001.00
8/25/98                                                  7930.00                     7350.00                     6923.00
                                                         8610.00                     7926.00                     7625.00
10/26/98                                                 8740.00                     8249.00                     8023.00
                                                         9730.00                     8682.00                     8646.00
12/24/98                                                11220.00                     9219.00                     9428.00
                                                        12680.00                     9341.00                     9852.00
2/22/99                                                 11720.00                     8585.00                     8951.00
                                                        12750.00                     8719.00                     9270.00
4/26/99                                                 13350.00                     9500.00                    10089.00
                                                        12850.00                     9639.00                    10105.00
6/24/99                                                 14340.00                    10074.00                    10637.00
                                                        14200.00                     9798.00                    10308.00
8/25/99                                                 14470.00                     9436.00                     9923.00
                                                        14660.00                     9438.00                    10114.00
10/25/99                                                17010.00                     9476.00                    10374.00
                                                        18430.00                    10042.00                    11470.00
12/27/99                                                21616.00                    11178.00                    13492.00
                                                        21566.00                    10999.00                    13366.00
2/29/00                                                 29717.00                    12815.00                    16476.00
                                                        25923.00                    11970.00                    14744.00
4/30/00                                                 25279.00                    11250.00                    13256.00
                                                        21817.00                    10594.00                    12095.00
6/30/00                                                 23327.00                    11518.00                    13658.00
                                                        21596.00                    11147.00                    12487.00
8/31/00                                                 25662.00                    11998.00                    13801.00
                                                        24363.00                    11645.00                    13115.00
10/31/00                                                22451.00                    11125.00                    12050.00
                                                        15950.00                     9983.00                     9862.00
12/31/00                                                17919.00                    10840.00                    10465.00
                                                        17950.00                    11405.00                    11312.00
2/28/01                                                 14048.00                    10657.00                     9761.00
                                                        12958.00                    10136.00                     8874.00
4/30/01                                                 14934.00                    10928.00                     9960.00
                                                        15006.00                    11197.00                    10191.00
6/30/01                                                 14537.00                    11584.00                    10469.00

                                                        GROWTH                    RUSSELL 2000
    TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001      PORTFOLIO   RUSSELL 2000      GROWTH
-----------------------------------------------------  ---------   ------------   ------------
Six Months                                              (18.87)%        6.85%          0.04%
One Year                                                (37.68)%        0.57%       (23.34)%
Annualized Since Inception+                               11.85%        4.50%          1.38%
Value of a $10,000 investment over Life of Fund+        $14,537      $11,584        $10,469
+Inception February 27, 1998

than the overall stock market. In fact, through September 30, 2000, the fund was posting double digit gains and we had reason to believe the market could sustain further gains. As recently as September 30, 2000, portfolio "fundamentals" were still quite strong. Although many companies were selling at relatively high price/earnings ("P/E") ratios, they had earnings growth rates that supported the expensive nature of their underlying market prices. Wall Street analysts were still positive and few talked of an impending "recession".

      As the fourth quarter 2000 began, the bad news began to hit Wall Street. Not only was there talk of a recession, but there was a developing energy shortage on the West Coast, indecision in our electoral process, and an "unwinding" of hundreds of small Internet-related technology companies that had raised overzealous venture capital. Although Navellier, like most other professional money managers, avoided the dot-com craze, the residual effect of the dot-com demise could not be measured. Soon, even the large cap bellwether names like Cisco and Intel were feeling the effects of the burst bubble. By the end of the fourth quarter 2000, and only three months after our model found many technology names attractive, we began to sell many of the higher P/E tech stocks in the portfolio. It was then that our quantitative model began to favor GARP (growth at a reasonable price) stocks in lieu of GAAP (growth at any price) stocks. As a result of this dramatic shift in the market we made several changes in the portfolios during the months of January and February. However, the market continued to punish all sectors of the market through the first quarter 2001, as talks of a serious economic slowdown escalated. During the first quarter 2001, the Navellier Variable Insurance Series Fund significantly underperformed the broad market. Admittedly, it has been a frustrating time for us. However, we sincerely believe the worst is over. We have always maintained that whenever Navellier portfolios underperform the stock market, it is during times when there are dramatic shifts in the market. The dramatic shifts in the market over the past few quarters, from a "growth" bias to a "value" bias and from a GAAP model to a GARP model, are exactly the types of shifts that can hinder performance at Navellier.

WHERE WE ARE NOW

      The good news is that it appears that the overall stock market bottomed out on April 4, 2001. The bad news is that corporate profits will continue to decline through the third quarter of 2001. Here is our current strategy: to create and maintain a portfolio of fundamentally superior stocks covering a broad diversification of industries. In this sloppy market environment, it is very difficult to be sector specific. There is little market leadership and most traders are on the sidelines waiting for the next market leaders to emerge. That is why there are currently over 15 different industry groups represented in the portfolio. This is very different from a year ago when we were far more concentrated in the portfolio. Fundamentally, the portfolio looks quite strong. In the face of an economy that has virtually no growth, the average stock in the portfolio is still growing earnings between 60 to 80 percent a year. However, without distinct positive leadership in the market, even strong fundamentals can sometimes be ignored. The good news is that the stock market cannot and will not ignore superior fundamentals for any lengthy period of time.

      We stress that it is important for clients to remain fully invested during these difficult times. Honestly, we don't know exactly when the market will turn to the upside with significant conviction. However, we are very confident that we have seen the worst and that better times are on the horizon. The issue now is whether the market's recovery will be consumer led or corporate led. Consumer spending has supported the market for the past three quarters while corporate spending has stalled. Historically, corporate earnings have driven stock markets, but a return to strong corporate profitability is not foreseeable for at least the next couple of quarters. However, we do know one thing for sure: markets love to price in a return to profitability long before actual figures appear on balance sheets and income statements. Typically, stock market prices will lead actual recoveries six to nine months ahead of time. With that said, we believe that corporate earnings, except for some technology stocks, should begin to look favorable around fourth quarter 2001 to first quarter 2002. This range is widely expected to be a turning point for profits, since many corporations will be comparing current quarterly profits to the previous year's quarterly results, which were severely depressed. If the general consensus for favorable profits occurs during this time frame, stocks should rally in the near future and ahead of actual results. Additionally, we cannot discount the fact that the Federal Reserve's aggressiveness toward easing interest rates is just now having its affect on the economy. Finally, there are enormous pockets of cash on the sideline, waiting to be invested. Current cash holdings for many mutual funds and other professional money managers are at levels which could easily ignite a sustained market rally.

WHAT TO EXPECT

      There should be a recovery. Historically, the market has moved in cycles, and there is little doubt we are currently in a trough. Inevitably, however, cycles repeat themselves. We should all experience great growth markets in the future and the corrections that follow. During the great times, investors will enjoy the euphoria of the bull markets. Conversely, during bearish time periods, fear will dictate the actions of many investors. In past periods of recovery, the Navellier growth model has gradually shifted into higher growth rate stocks as individual companies come out of growth hibernation. Specifically, we experienced this in 1994 and 1997/1998, when earnings momentum models eventually overtook GARP models, shortly before explosive years in 1995 and 1999. We firmly believe that investors will be able to look back in a few years and ponder the incredible value that some of the current depressed stock prices offer. Many will wish they had added money to their portfolios during this period. Some will have.

      We fully realize that this has been a very difficult time for most investors. For those investors who have entrusted us with their assets within the past year, and who did not reap the benefits of prior years' performance, we are confident that your patience should be well rewarded in the future. Despite the recent malaise in the stock market, Navellier has an impressive long-term record of performance. We survived the crash of 1987, the Gulf War recession of 1990, the bond debacle of 1994, and the Asian crisis of 1997; and we will survive the "tech wreck" of 2000. We continue to believe in long-term, patient investing. We also continue to be dedicated to providing investors the utmost in professional money management, superior long-term performance and exceptional client service. We appreciate your patience and are confident that you should be well rewarded in the stock market in the years to come.

      We invite you to visit our web site at www.navellierperformancefunds.com and in particular encourage you to sign up for Marketmail which is our weekly market commentary emailed to you every Friday. Always feel free to contact us if you have any questions or if we can help you in any way. You may call us at
1.800.887.8671. We look forward to hearing from you.

Sincerely,


/s/ Louis G. Navellier                         /s/ Alan Alpers
LOUIS G. NAVELLIER                             ALAN ALPERS

This material has been preceded by a Navellier Variable Insurance Series Fund prospectus.

The preceding charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Indices:

The Russell 2000 Index is an unmanaged index consisting of the smallest 2000 stocks in the Russell 3000 Index. It is considered representative of the small cap market in general.

The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.

Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

These indices are not investment products available for sale.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
June 30, 2001
(unaudited)
GROWTH PORTFOLIO

--------------------------------------------------------
                                           Market Value
 Shares                                      (Note 1)
--------------------------------------------------------
COMMON STOCKS -- 91.9%
APPAREL -- 10.7%
   2,430  Abercrombie & Fitch Co.*        $      108,135
   2,975  American Eagle Outfitters,
            Inc.*                                104,839
   2,500  Jones Apparel Group, Inc.*             108,000
   2,940  Reebok International Ltd.*              93,933
   1,830  Skechers U.S.A., Inc.*                  53,491
                                          --------------
                                                 468,398
                                          --------------
BUILDING AND CONSTRUCTION -- 3.0%
   3,175  Lennar Corp.                           132,398
                                          --------------
COMMUNICATION EQUIPMENT AND SERVICES -- 6.1%
   3,600  Emulex Corp.*                          145,440
   2,980  Scientific-Atlanta, Inc.               120,988
                                          --------------
                                                 266,428
                                          --------------
COMPUTER EQUIPMENT, SOFTWARE AND SERVICES -- 6.7%
   1,900  Activision, Inc.*                       74,575
   1,170  Affiliated Computer Services,
            Inc.*                                 84,135
   3,560  Mentor Graphics Corp.*                  62,300
   1,200  THQ Inc.*                               71,556
                                          --------------
                                                 292,566
                                          --------------
FINANCIAL SERVICES -- 7.9%
   2,325  AmeriCredit Corp.*                     120,784
   1,970  The BISYS Group, Inc.*                 116,230
   2,100  Concord EFS, Inc.*                     109,221
                                          --------------
                                                 346,235
                                          --------------
HEALTHCARE -- 1.6%
   2,200  Manor Care, Inc.*                       69,850
                                          --------------
INDUSTRIAL SPECIALTIES -- 1.4%
   1,900  Stewart & Stevenson Services,
            Inc.                                  62,700
                                          --------------
INSURANCE -- 4.5%
   1,920  Loews Corp.                            123,706
   1,840  Torchmark Corp.                         73,986
                                          --------------
                                                 197,692
                                          --------------
MEDICAL EQUIPMENT -- 5.3%
   3,010  Biomet, Inc.                           144,661
   1,440  St. Jude Medical, Inc.*                 86,400
                                          --------------
                                                 231,061
                                          --------------
MEDICAL SPECIALTIES -- 16.8%
   2,080  Henry Schein, Inc.*                     83,325
   2,000  Laboratory Corp. of America
            Holdings*                            153,800
   3,520  Lincare Holdings, Inc.*                105,635
   2,400  Quest Diagnostics, Inc.*               179,640
   3,800  Respironics, Inc.*                     113,088
   1,830  Stryker Corp.                          100,375
                                          --------------
                                                 735,863
                                          --------------

--------------------------------------------------------
                                           Market Value
 Shares                                      (Note 1)
--------------------------------------------------------
OIL AND GAS SERVICES -- 4.0%
   3,025  Nabors Industries, Inc.*        $      112,530
   4,575  XTO Energy, Inc.                        65,651
                                          --------------
                                                 178,181
                                          --------------
PHARMACEUTICALS -- 12.1%
   2,325  AmeriSource Health Corp*               128,572
   4,400  Caremark Rx, Inc.*                      72,380
   3,610  IMS Health, Inc.                       102,885
   2,190  Pharmaceutical Product
            Development, Inc.*                    66,817
   1,740  Professional Detailing, Inc.*          160,080
                                          --------------
                                                 530,734
                                          --------------
RENTAL AND LEASING -- 1.9%
   1,600  Rent-A-Center, Inc.*                    84,160
                                          --------------
SEMICONDUCTORS AND RELATED -- 8.8%
   3,600  International Rectifier Corp.*         122,760
   2,825  NVIDIA Corp.*                          262,019
                                          --------------
                                                 384,779
                                          --------------
TRANSPORTATION -- 1.1%
   1,210  Teekay Shipping Corp.                   48,424
                                          --------------
TOTAL COMMON STOCK
  (COST $3,752,570)                            4,029,469
                                          --------------
MONEY MARKET FUND -- 8.5%
 374,727  Fund for Government Investors
            (Cost $374,727)                      374,727
                                          --------------
TOTAL INVESTMENTS -- 100.4%
  (COST $4,127,297)                            4,404,196
Liabilities in Excess of Other
  Assets -- (0.4)%                               (19,172)
                                          --------------
NET ASSETS -- 100.0%                      $    4,385,024
                                          ==============
NET ASSETS CONSIST OF:
  Paid-in Capital                         $    6,738,150
  Net Investment Loss                            (24,796)
  Accumulated Net Realized Loss on
    Investments                               (2,605,229)
  Net Unrealized Appreciation of
    Investments                                  276,899
                                          --------------
NET ASSETS                                $    4,385,024
                                          ==============
NET ASSET VALUE PER SHARE
  (Based on 307,336 Shares Outstanding)   $        14.27
                                          ==============

------------------------
* Non-income producing

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001
(unaudited)

                                                                 GROWTH
                                                                PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).........................................  $     6,025
   Dividends (Note 1)........................................        1,623
                                                               -----------
     Total Investment Income.................................        7,648
                                                               -----------
 EXPENSES
   Investment Advisory Fee (Note 2)..........................       18,385
   Administrative Fee (Note 2)...............................        5,407
   Transfer Agent and Custodian Fee (Note 3).................       16,206
   Legal Fees................................................       12,389
   Trustees' Fees and Expenses (Note 2)......................        9,000
   Shareholder Reports and Notices...........................        3,310
   Organizational Expense (Note 1)...........................        1,752
   Audit Fees................................................        1,500
   Other Expenses............................................          850
                                                               -----------
     Total Expenses..........................................       68,799
     Less Expenses Reimbursed by Investment Adviser (Note
      2).....................................................      (36,355)
                                                               -----------
       Net Expenses..........................................       32,444
                                                               -----------
 NET INVESTMENT LOSS.........................................      (24,796)
                                                               -----------
 Net Realized Loss on Investments............................   (1,331,120)
 Change in Net Unrealized Appreciation/Depreciation of
   Investments...............................................      289,286
                                                               -----------
 NET LOSS ON INVESTMENTS.....................................   (1,041,834)
                                                               -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(1,066,630)
                                                               ===========

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          GROWTH
                                                                         PORTFOLIO
                                                                FOR THE SIX     FOR THE YEAR
                                                               MONTHS ENDED        ENDED
                                                               JUNE 30, 2001    DECEMBER 31,
                                                                (UNAUDITED)         2000
                                                               -------------    ------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Loss.......................................   $   (24,796)    $   (58,613)
   Net Realized Loss on Investment Transactions..............    (1,331,120)     (1,270,384)
   Change in Net Unrealized Appreciation/Depreciation of
     Investments.............................................       289,286        (836,676)
                                                                -----------     -----------
     Net Decrease in Net Assets Resulting from Operations....    (1,066,630)     (2,165,673)
                                                                -----------     -----------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Realized Gains...................................            --         (61,442)
                                                                -----------     -----------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares.........................     1,047,908       8,764,877
   Reinvestment of Distributions.............................            --          61,442
   Cost of Shares Redeemed...................................    (1,007,714)     (3,989,433)
                                                                -----------     -----------
     Net Increase in Net Assets Resulting from Share
       Transactions..........................................        40,194       4,836,886
                                                                -----------     -----------
     TOTAL INCREASE IN NET ASSETS............................    (1,026,436)      2,609,771
 NET ASSETS -- Beginning of Period...........................     5,411,460       2,801,689
                                                                -----------     -----------
 NET ASSETS -- End of Period.................................   $ 4,385,024     $ 5,411,460
                                                                ===========     ===========
 SHARES
   Sold......................................................        68,162         364,268
   Issued in Reinvestment of Distributions...................            --           3,491
   Redeemed..................................................       (68,547)       (190,445)
                                                                -----------     -----------
     Net Increase (Decrease) in Shares.......................          (385)        177,314
                                                                ===========     ===========

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          GROWTH
                                                                         PORTFOLIO
                                                                      FOR THE YEARS
                                                    FOR THE SIX           ENDED           FOR THE PERIOD
                                                   MONTHS ENDED        DECEMBER 31,           ENDED
                                                   JUNE 30, 2001    ------------------     DECEMBER 31,
                                                    (UNAUDITED)      2000       1999          1998*
                                                   -------------    -------    -------    --------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Period......       $17.59         $21.48     $11.22        $10.00
                                                      ------        -------    -------        ------
   Income from Investment Operations:
     Net Investment Loss.......................        (0.08)         (0.19)     (0.05)        (0.04)
     Net Realized and Unrealized Gain (Loss) on
       Investments.............................        (3.24)         (3.48)     10.44          1.26
                                                      ------        -------    -------        ------
   Total from Investment Operations............        (3.32)         (3.67)     10.39          1.22
                                                      ------        -------    -------        ------
 Distributions to Shareholders
   From Net Realized Gains.....................           --          (0.22)     (0.13)           --
                                                      ------        -------    -------        ------
   Net Increase (Decrease) in Net Asset
     Value.....................................        (3.32)         (3.89)     10.26          1.22
                                                      ------        -------    -------        ------
   Net Asset Value -- End of Period............       $14.27         $17.59     $21.48        $11.22
                                                      ======        =======    =======        ======
 TOTAL INVESTMENT RETURN.......................       (18.87)%(A)    (17.10)%    92.66%        12.20%(A)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2).......         1.50%(B)       1.50%      1.50%         1.50%(B)
   Expenses Before Reimbursement (Note 2)......         3.05%(B)       2.04%      8.23%        70.17%(B)
   Net Investment Loss After Reimbursement
     (Note 2)..................................        (1.15)%(B)     (0.99)%    (0.85)%       (0.67)%(B)
   Net Investment Loss Before Reimbursement
     (Note 2)..................................        (2.69)%(B)     (1.54)%    (7.60)%      (69.34)%(B)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate.....................           79%           130%        85%          129%
   Net Assets at End of Period (in
     thousands)................................       $4,385         $5,411     $2,802          $205
   Number of Shares Outstanding at End of
     Period (in thousands).....................          307            308        130            18
 ----------------------------------------------

 (A) Total returns for periods of less than one year are not annualized
 (B) Annualized
 * From Commencement of Operations February 27, 1998

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(unaudited)

1. Significant Accounting Policies

     The Navellier Variable Insurance Series Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company authorized to issue multiple series of shares, each representing a portfolio of investments. The Fund currently has authorized one series, the Navellier Growth Portfolio (the "Growth Portfolio"), a diversified open-end management investment company. The Fund was established as a Maryland corporation organized on February 28, 1997. The Fund is authorized to issue 500,000,000 shares of capital stock with no stated par value of the Growth Portfolio. The Fund's shares are offered only to (a) insurance companies to fund benefits under their variable annuity contracts and variable life insurance policies and (b) tax-qualified pension and retirement plans ("Qualified Plans"), including participant-directed Qualified Plans which elect to make the Fund available as investment options for Qualified Plan participants. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith. The Directors will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

        (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

        (e) Organizational expenses of the Growth Portfolio totaling $17,520 are being deferred and amortized over 60 months beginning with public offering of shares in the Fund. Any redemption by an initial investor during the amortization period will be reduced by a pro rata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At June 30, 2001, unamortized organization costs of the Growth Portfolio were $5,840.

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier & Associates, Inc. (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.85% of the daily net assets of the Growth Portfolio. The Adviser receives an annual fee equal to 0.25% of the Funds average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and director of the Fund is also an officer and director of the Adviser.

     Under an agreement between the Fund and the Adviser, the Adviser has agreed to waive its advisory fee and/or reimburse expenses until the total portfolio operating expenses are at or below 1.50%. This agreement is subject to termination at any time without notice to shareholders after the expiration of the twelve months from the date shares of the Growth Portfolio are first offered to the public. During the six months ended June 30, 2001, the Adviser paid operating expenses of the portfolio totaling $45,007 under the operating expense agreements, the Adviser requested and the portfolio reimbursed $8,652 of such expenses.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------

     Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and director of the Fund is also an officer and director of the Distributor.

     The Fund pays each of its Directors not affiliated with the Adviser $6,000 annually. For the six months ended June 30, 2001, Directors' fees and expenses totaled $9,000.

3. Transfer Agent and Custodian

     FBR National Bank & Trust, formerly Rushmore Trust and Savings, FSB, provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, FBR National Bank & Trust serves as custodian of the Fund's assets. Fees paid to FBR National Bank & Trust are based upon a fee schedule approved by the Board of Directors.

4. Securities Transactions

     For the six months ended June 30, 2001, the cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term securities) were $3,561,854 and $3,244,937, respectively.

5. Income Tax and Other Information

     Unrealized appreciation and depreciation as of June 30, 2001, based on the cost for Federal income tax purposes is as follows:

                                                                GROWTH
                                                              PORTFOLIO
                                                              ----------
Gross Unrealized Appreciation...............................  $  518,854
Gross Unrealized Depreciation...............................    (241,955)
                                                              ----------
Net Unrealized Appreciation.................................  $  276,899
                                                              ==========
Cost of Investments for Federal Income Tax Purposes.........  $4,127,297
                                                              ==========

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------

                               Navellier Offices:
                          One East Liberty Third Floor
                               Reno, Nevada 89501
                              800-887-8671 P.S.T.

                          Custodian & Transfer Agent:
                           FBR National Bank & Trust
                              4922 Fairmont Avenue
                               Bethesda, MD 20814
                              800-622-1386 E.S.T.